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                                                                    EXHIBIT 23.4



                          CONSENT OF INDEPENDENT AUDITORS


      We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 7, 1999, with respect to the financial statements of AetherWorks Corporation included in Amendment No. 1 to the Registration Statement (Form S-3) and related Prospectus of Netrix Corporation for the registration of 1,327,275 shares of its common stock.

                                          /s/ Ernst & Young LLP

Minneapolis, Minnesota
February 10, 2000